UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 29, 2004
                                                --------------------------------



    MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the
              Pooling and Servicing Agreement relating to the MASTR
   Adjustable Rate Mortgages Trust 2004-9 Mortgage Pass-Through Certificates,
                                 Series 2004-9)
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             (Exact name of registrant as specified in its charter)



         Delaware                      333-106982-42             06-1204982
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



1285 Avenue of the Americas, New York, New York                      10019
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (212) 713-2000
                                                   -----------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Item 8.01 of the registrant's Form 8-K (the "Previous 8-K") attaching the Pooling and Servicing Agreement (as defined below), filed on October 13, 2004, is hereby amended and restated in its entirety. Attached as Exhibit 4 is a replacement Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust 2004-9 Mortgage Pass-Through Certificates, Series 2004-9 (the "Certificates"), which replaces Exhibit 4 to the Previous 8-K.

      On September 29, 2004, Mortgage Asset Securitization Transactions, Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), between the Company, as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, National Association, as master servicer, trust administrator, and custodian, and JPMorgan Chase Bank, as trustee, of MASTR Adjustable Rate Mortgages Trust 2004-9 Mortgage Pass-Through Certificates, Series 2004-9 (the "Certificates"), issued in eighteen classes. The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, Class 2-A-2, Class 2-A-3A, Class 2-A-3B, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of September 1, 2004 of $827,941,783 were sold to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement dated as of September 28, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), between the Company, as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, National Association, as master servicer, trust administrator, and custodian, and JPMorgan Chase Bank, as trustee.

SIGNATURES
----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


December 8, 2004

                                   By:    /s/ Saro Cutri
                                      ----------------------------------
                                       Name:  Saro Curti
                                       Title: Director


                                   By:    /s/ Peter Ma
                                      ----------------------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.            Description                                       Page
-----------            -----------                                       ----

4                      Pooling and Servicing Agreement, dated as          6
                       of September 1, 2004 (the "Pooling and
                       Servicing Agreement"), between the
                       Company, as depositor, UBS Real Estate
                       Securities Inc., as transferor, Wells
                       Fargo Bank, National Association, as
                       master servicer, trust administrator, and custodian, and JPMorgan Chase Bank, as trustee.